UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 25, 2022

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2022, CSW Industrials, Inc., a Delaware corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Meeting”). The number of shares present at the Meeting was 13,711,805, representing 88.72% of the 15,454,671 shares issued and outstanding that were entitled to vote on July 8, 2022, the record date for the Meeting.

Four items of business were submitted to stockholders at the Meeting. The voting results for each proposal are set forth below. Percentages shown are calculated in accordance with the methodology for counting votes for each proposal as described in the proxy statement related to the Meeting.

1.Election of Directors. The director nominees listed below were duly elected at the Meeting for a one-year term expiring in 2023 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Armes	12,595,672 (98.52%)	188,917 (1.48%)	927,216
Michael Gambrell	12,201,595 (95.44%)	582,994 (4.56%)	927,216
Bobby Griffin	12,631,285 (98.80%)	153,304 (1.20%)	927,216
Terry Johnston	12,346,830 (96.58%)	437,759 (3.42%)	927,216
Linda Livingstone	12,128,881 (94.87%)	655,708 (5.13%)	927,216
Anne Motsenbocker	12,680,926 (99.19%)	103,663 (0.81%)	927,216
Robert Swartz	12,338,207 (96.51%)	446,382 (3.49%)	927,216
Kent Sweezey	11,561,043 (90.43%)	1,223,546 (9.57%)	927,216

2.Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers received the following votes:

Votes FOR: 5,227,719 (41.20%)
Votes AGAINST: 7,460,341 (58.79%)
Votes ABSTAINED: 96,529
Broker Non-Votes: 927,216

3.Advisory Vote on Frequency of Executive Compensation Advisory Vote. The proposal to determine, on an advisory basis, the frequency of the Company’s advisory vote to approve the compensation of the Company’s named executive officers was determined as follows:

1 YEAR: 12,312,787 (96.41%)
2 YEARS: 7,767 (0.06%)
3 YEARS: 449,658 (3.52%)
Votes ABSTAINED: 14,377
Broker Non-Votes: 927,216

4.Ratification of Independent Registered Public Accounting Firm. Grant Thornton LLP was ratified to serve as the Company’s independent registered public accounting firm for fiscal 2023 pursuant to the following votes:

Votes FOR: 13,690,348 (99.89%)
Votes AGAINST: 14,033 (0.10%)
Votes ABSTAINED: 7,424
Broker Non-Votes: 0

No other matters were voted on at the Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary